UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                              ---------------------


         Date of Report (Date of earliest event reported) July 16, 2003


                                  BNCCORP, Inc.
             (Exact name of registrant as specified in its charter)


        Delaware                     0-26290                 45-0402816
(State of incorporation)     (Commission File Number)       (IRS Employer
                                                          Identification No.)



                   322 East Main, Bismarck, North Dakota 58501
               (Address of principal executive offices) (Zip Code)



                                 (701) 250-3040
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

Item 7. Exhibits

     (b) Exhibits:

          99.1 Press release of BNCCORP, Inc. dated July 16, 2003.


Item 9. Regulation FD Disclosure

The following information and exhibit relating thereto is intended to be furnished under Item 12, "Disclosure of Results of Operations and Financial Condition," of this Current Report on Form 8-K but is instead furnished under
Item 9, "Regulation FD Disclosure," in accordance with SEC Release No. 33-8216.

On July 16, 2003, BNCCORP, Inc. issued a press release announcing its earnings for the quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

The information and exhibit furnished under Item 9 and Item 12 of this Current Report on Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    BNCCORP, INC.



                                    By:   /s/ Gregory K. Cleveland
                                         ---------------------------------------
                                              Gregory K. Cleveland
                                              President
Date: July 17, 2003